Exhibit 99.2

United Community Banks, Inc.
Investor Presentation
First Quarter 2012
April 26,2012
Jimmy C. Tallent
President & CEO
Rex S. Schuette
EVP & CFO
rex_schuette@ucbi.com
(706) 781-2266
David P. Shearrow
EVP & CRO

Cautionary Statement
This news release contains forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.’s filings with the Securities and Exchange Commission including its 2011 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements”. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

Non-GAAP Measures
This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures include the following: net interest margin – pre credit, core net interest margin, core net interest revenue, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, net interest revenue, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets.
Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non-GAAP Reconcilement Tables’ at the end of the Appendix to this presentation.

United at a Glance
Founded in 1950
Third-largest bank holding company in Georgia
Headquartered in Blairsville, Georgia with 106 locations throughout north Georgia, metro Atlanta, coastal Georgia, western North Carolina and east Tennessee
1,707 employees
27 Banks and 106 Offices
Deposit Market Share(1)
Market Banks Offices Deposit Share Rank
North Georgia 11 23 33% 1
Atlanta MSA 10 38 4 7
Gainesville MSA 1 5 14 3
Coastal Georgia 2 8 6 7
Western North 1 21 13 3
East Tennessee Carolina 2 11 2 10
Key Statistics as of 3/31/12
(billions)
Total assets $7.17
Total deposits $6.00
Loans $4.13
¹ FDIC deposit market share and rank as of 6/11 for markets where United takes deposits. Source: SNL and FDIC.

Highlights First Quarter
Improving Quarterly Results
Net Income of $11.5 million, or 15 cents per share
Third quarterly profit in past four quarters
Core earnings (pre-tax, pre-credit) of $29.3 million; highest level since 4Q 2009
Loan Growth Traction
Second linked-quarter with loan growth, first time since March 2008
Strong Core Transaction Deposit Growth
Up 21% annualized
Building customer deposit base
Represents 52% of total customer deposits compared to 34%
Non Performing Assets Hold Steady
Charge-offs declining

6 LOAN PORTFOLIO & CREDIT QUALITY

7 Loan Portfolio (total $4.13 billion) Geographic Diversity $ in millions

8 Commercial Loans (total $2.45 billion) Geographic Diversity $ in millions

Commercial Real Estate (by loan type)
(in millions)
March 31, 2012
Loan Type Owner Occupied Income Producing Total Percent
Office Buildings $297 $207 $504 27%
Retail 122 142 264 14
Small Warehouses/Storage 117 74 191 10
Multi-Residential/Other Properties 64 92 156 9
Churches 138 - 138 8
Convenience Stores 74 23 97 5
Hotels/Motels - 89 89 5
Franchise / Restaurants 38 34 72 4
Farmland 62 - 62 4
Golf Course/Recreation 59 - 59 3
Manufacturing Facility 47 9 56 3
Auto Dealership/Service 45 8 53 3
Leasehold Property 17 10 27 1
Daycare Facility 16 9 25 1
Other Small Business 11 8 19 1
Carwash 18 - 18 1
Funeral Home 12 1 13 1
Total $1,137 $706 $1,843
Portfolio Characteristics
62% owner-occupied
Small business, doctors, dentists, attorneys, CPAs
$12 million project limit
Average Loan Size
-$469 Composite CRE
-$380 Owner Occupied
-$583 Income Producing

Commercial Construction (by loan type)
(in millions)
March 31, 2012
Loan Type Amount Percent
Land Develop - Vacant (Improved) $66 39%
Raw Land - Vacant (Unimproved) 55 33
Commercial Land Development 23 14
Golf Course/Country Club 6 4
Office Buildings 4 2
Churches 4 2
Warehouse 2 1
Miscellaneous Construction 7 5
Total Commercial Construction $167 100%
Portfolio Characteristics
Average loan size: $455k

11 Residential Mortgage (total $1.13 billion) Geographic Diversity $ in millions Origination Characteristics No broker loans Policy Max LTV: 80-85% 54% of HE Primary Lien

12 Residential Construction (total $.44 billion) Geographic Diversity $ in millions Average Loan Size Spec $221k Sold $126k Develop $627k Raw Land $142k

Residential Construction – Total Company
(in millions) 1Q12 4Q11 3Q11 2Q11 1Q11 1Q12 vs. 1Q11
Land Loans
Developing Land $86 $88 $97 $105 $116 $(30)
Raw Land 57 61 60 62 69 (12)
Lot Loans 203 207 216 218 228 (25)
Total 346 356 373 385 413 (67)
Construction Loans
Spec 57 59 64 74 88 (31)
Sold 32 33 37 43 49 (17)
Total 89 92 101 117 137 (48)
Total Res Construction $435 $448 $474 $502 $550 $(115)
By Region
Atlanta $86 $86 $92 $97 $110 $(24)
Gainesville MSA 20 20 25 25 26 (6)
North Georgia 205 214 229 249 266 (61)
North Carolina 88 91 92 95 106 (18)
Coastal Georgia 23 24 24 24 27 (4)
Tennessee 13 13 12 12 15 (2)
Total Res Construction $435 $448 $474 $502 $550 $(115)

New Loans Funded – Category and Market
(in millions)
CATEGORY 1Q12
Commercial RE:
Owner Occupied $55.0
Income Producing 15.3
Total Commercial RE 70.3
Commercial C & I 26.0
Commercial Constr. 2.9
Residential 24.7
Residential Constr. 6.4
Consumer 1.1
Total Categories $131.4
MARKET 1Q12
Atlanta $54.2
Coastal Georgia 25.4
N. Georgia 25.1
Tennessee 14.1
North Carolina 7.9
Gainesville 4.7
Total Markets $131.4

New Loan Commitments – Category and Market
(in millions)
CATEGORY 1Q12
Commercial RE:
Owner Occupied $55.7
Income Producing 16.7
Total Commercial RE 72.4
Commercial C & I 39.0
Commercial Constr. 6.1
Residential 29.0
Residential Constr. 20.9
Consumer 1.2
Total Categories $168.6
MARKET 1Q12
Atlanta $70.9
N. Georgia 36.3
Coastal Georgia 28.0
Tennessee 18.7
North Carolina 9.8
Gainesville 4.9
Total Markets $168.6

Credit Quality
(in millions)
1Q12 4Q11 3Q11 2Q11 1Q11
Operating Net Charge-offs(1) $15.9 $20.6 $17.5 $16.5 $231.6
as % of Average Loans(1) 1.55% 1.99% 1.68% 1.58% 20.71%
Allowance for Loan Losses $113.6 $114.5 $146.1 $127.6 $133.1
as % of Total Loans 2.75% 2.79% 3.55% 3.07% 3.17%
as % of NPLs 88 90 101 180 159
Past Due Loans (30 89 Days) .85% .75% .70% 0.65% 1.26%
Non-Performing Loans $129.7 $127.5 $144.5 $71.0 $83.7
OREO 31.9 32.8 44.2 47.6 54.4
Total NPAs $161.6 $160.3 $188.7 $118.6 $138.1
Accruing TDRs $125.8 $105.8 $69.8 $41.5 $44.4
As % of Original Principal Balance
Non-Performing Loans 70.6% 71.3% 77.8% 64.5% 57.3%
OREO 36.1 35.9 33.4 32.6 30.3
Total NPAs
as % of Total Assets 2.26 2.30 2.74 1.66 1.79
as % of Loans & OREO 3.88 3.87 4.54 2.82 3.25
(1) Excludes $25 million of charge-offs for largest loan relationship in 4Q11.

NPL Inflow Trends
Quarterly NPL Inflows Since 2009 ($mm)
83.2% Decline from Peak
$200.0 $150.0 $100.0 $50.0 $0.0
$174.8 $177.7 $193.3 $174.9 $139.0 $155.0 $119.8 $81.0 $54.7 $35.9 $103.4 $45 7 $32.4
Q1 ‘09 Q2 ‘09 Q3 ‘09 Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 Q2 ‘11 Q3 ‘11 Q4 ‘11
Resi Construction Com. Construction Resi. Mortgage Com. RE Commercial Consumer
Total NPLs ($mm)

Net Charge-offs by Loan Category
(in thousands)
1Q12 % of Average Loans (Annualized)
Total % of Avg Loans 4Q12(1) 3Q11 2Q11(2)
Commercial (Sec. by RE):
Owner Occupied $2,462 .87% 1.16% .34% .89%
Income Producing 1,235 .70 .57 .71 1.54
Total Comm (Sec. by RE) 3,697 .81 .90 .50 1.16
Commercial & Industrial 669 .62 1.08 3.54 4.31
Commercial Construction 334 .81 1.75 .39 .59
Total Commercial 4,700 .78 1.06 .71 1.33
Residential Mortgage 5,375 1.91 2.04 2.09 1.97
Residential Construction 5,314 4.84 6.77 5.19 7.19
Consumer/ Installment 478 1.72 1.47 2.75 2.07
Total Net Charge-offs $15,867 1.55 1.99 1.68 2.27
(1) Excludes charge-offs for largest loan relationship of Commerical Construction $2,863; Commercial & Industrial $17,046; CRE Income Producing $901; and, Residential Construction $4,190
(2) Calculated excluding losses related to asset disposition plans.

Net Charge-offs by Market
(in millions)
1Q12 % of Average Loans (Annualized)
Total % of Avg Loans 4Q11(1) 3Q11 2Q11(2)
North Georgia $9,022 2.56% 2.70% 2.16% 2.71%
Atlanta MSA 2,729 .89 1.37 .94 1.66
North Carolina 1,679 1.14 2.10 2.31 2.67
Coastal Georgia 1,329 1.53 .41 .88 1.52
Gainesville MSA 883 1.35 3.84 2.64 3.73
East Tennessee 225 .34 .59 .78 .76
Total $15,867 1.55 1.99 1.68 2.27
(1) Excludes charge-offs for largest loan relationship of in North Georgia of $25,000
(2) Calculated excluding losses related to asset disposition plans.

NPAs by Loan Category and Market
(in thousands)
1Q12
NPLs OREO Total NPAs
LOAN CATEGORY
Commercial (sec. by RE):
Owner Occupied $12,830 $7,892 $20,722
Income Producing 13,251 2,916 16,167
Commercial & Industrial 36,314 - 36,314
Commercial Construction 23,319 3,266 26,585
Total Commercial 85,714 14,074 99,788
Residential Mortgage 18,741 5,882 24,623
Residential Construction 24,341 11,931 36,272
Consumer/ Installment 908 - 908
Total $129,704 $31,887 $161,591
1Q12
NPLs OREO Total NPAs
MARKETS
North Georgia $81,117 $14,559 $95,676
Atlanta MSA 22,321 7,647 29,968
North Carolina 15,765 4,650 20,415
Coastal Georgia 5,622 1,268 6,890
Gainesville MSA 2,210 3,387 5,597
East Tennessee 2,669 376 3,045
Total $129,704 $31,887 $161,591

21 Financial Review

Core Earnings Summary
(in thousands)
Variance - Incr / (Decr)
1Q12 4Q11 1Q11
Net Interest Revenue $58,864 $(186) $458
Fee Revenue 13,091 1,649 2,739
Gross Revenue 71,955 1,463 3,197
Operating Expense (Excl OREO) 42,670 (1,173) (3,974)
Pre-Tax, Pre-Credit (Core) $29,285 $2,636 $7,171
Net Interest Margin 3.53% .02% .23%

Net Interest Margin
NIM Characteristics
Margin
+2 bps vs. 4Q11
+23 bps vs. 1Q11
Lowered Core and CD Deposit Pricing
Loan Pricing Pressure
1Q Excess Liquidity – Lowered Margin by 53 bps and 63 bps in Q4
NIM
NIM – Core Credit(1)(2)
(1) Excludes impact of reversal of interest on performing loans classified as held for sale – Q1 2011 (2) Excluding impact of nonaccrual loans, OREO and interest reversals

Margin – Credit Costs
.45% .40% .35% .30% .25% .20% .15% .10% .05% .00%
1Q11 .42%* .11% .16% .15%
2Q11 .26% .05% .07% .14%
3Q11 .24% .07% .07% .10%
4Q11 .26% .05% .13% .08%
1Q12 .23% .05% .12% .06%
Interest Reversals
Carry Cost of NPAs
Lost Interest on C/Os
Credit Costs Impacting Margin
Historically 8 to 12 bps
Significant improvement after de-risking balance sheet 1Q11
Cost 1Q12 vs. Historical – 11 bps (annual earnings impact of $7.4 million)
1 bps = $670 thousand in NIR
*Excludes bulk loan sale impact of 10 bps

25 Key Drivers of Net Interest Revenue / Margin Positive Impact on Margin Loan pricing under pressure Actively lowering deposit pricing

26 Deposit Pricing, Excluding Brokered Deposits Note – CD pricing reflects the quarter-ending new and renewed yield. MMDA / NOW pricing reflects the deposit yield for each quarter

Deposit Mix (total $6.0 billion) (in millions)
1Q12 4Q11 1Q11 4Q08
Demand / NOW $1,722 $1,674 $1,576 $1,457
MMDA / Savings 1,331 1,228 1,149 630
Core Transaction 3,053 2,902 2,725 2,087
+151 +328
21% Annualized Growth
+966
46% Growth
Time < $100,000 1,201 1,326 1,570 1,945
Public Deposits 782 844 628 755
Total Core 5,036 5,072 4,923 4,787
Time >$100,000 759 807 946 1,336
Public Deposits 38 40 44 87
Total Customer 5,833 5,919 5,913 6,210
Brokered Deposits 168 179 685 793
Total Deposits $6,001 $6,098 $6,598 $7,003
1Q12 $5.8B
52%
Public Funds 13%
Demand & NOW 29%
Time >$100k 13%
Time <$100k 20%
MMDA & Sav. 22%
Customer
4Q08 $6.2B
34%
Public Funds 12%
Demand & NOW 21%
Time >$100k 22%
MMDA & Sav.9%
Time <$100k 28%

Core Deposit Growth – Category and Market
(in millions, excluding public)
Growth
CATEGORY 1Q12 Last 12 Mo
Demand $107.8 $227.6
MM Accounts 88.2 161.6
Savings 15.2 20.5
NOW (60.2) (81.3)
Total Categories $151.0 $328.4
Percent Growth 21% 12%
Growth
MARKET 1Q12 Last 12 Mo
Atlanta $62.3 $123.1
North Carolina 30.5 56.8
Coastal Georgia 25.4 31.8
N. Georgia 21.3 75.7
Tennessee 9.3 25.3
Gainesville 2.2 15.7
Total Markets $151.0 $328.4

Fee Revenue - Core
(in millions)
Variance - Incr / (Decr)
1Q12 4Q11 1Q11
NSF & Overdraft Fees $3,245 $(292) $(265)
Debit Card Fees 3,102 133 572
Other Service Charges 1,436 694 756
Total Service Charges and Fees 7,783 535 1,063
Mortgage Loan & Related Fees 2,099 274 605
Brokerage Fees 813 31 136
Other 2,396 809 935
Total $13,091 $1,649 $2,739
Excludes net securities gains and charges on prepayment of FHLB advances, hedge ineffectiveness gains, gains from the sale of low income housing tax credits, interest on Federal income tax refund and mark to market adjustments on United’s deferred compensation plan assets.

Operating Expenses - Core
(in thousands)
Variance - Incr / (Decr)
1Q12 4Q11 1Q11
Salaries & Employee Benefits $24,765 $(773) (31)
Communications & Equipment 3,155 26 (189)
Occupancy 3,771 (201) (303)
FDIC Assessment 2,510 (89) (2,903)
Advertising & Public Relations 846 (98) (132)
Postage, Printing & Supplies 979 (38) (139)
Professional Fees 1,975 (21) (355)
Other Expense 4,669 21 78
$42,670 $(1,173) $(3,974)
Excludes foreclosed property costs, adjustment to reclassify pension plan actuarial gains and losses and unamortized prior service costs to other comprehensive income, severance costs and mark to market adjustments on United’s deferred compensation plan liability.

Net Operating Loss
(in thousands)
1Q12 4Q11 1Q11
Pre-Tax, Pre-Credit (Core) $29,285 $26,649 $22,114
Provision for Loan Loss (15,000) (14,000) (10,000)
Problem Asset Disposition Plan - - (246,219)
Foreclosed Property Costs:
Write-downs (2,111) (3,892) -
Losses on Sales (93) (3,041) -
Maintenance, Taxes, Etc. (1,621) (2,369) (4,294)
Total Foreclosed Property Costs (3,825) (9,302) (4,294)
Hedge Ineffectiveness Gains 115 313 1,303
Securities Gains, Net 557 4 55
Losses from Prepayment of Borrowings (482) - -
Gains from Sale of Low Income Housing Tax Credits 728 728 -
Interest on Federal Income Tax Refund 1,100 - -
Reclassification of Pension Acturial Gains and Losses
and Prior Service Cost to OCI - 2,245 -
Severance (190) - -
Income Tax (Expense) Benefit (760) 3,264 (295)
Net Income (Loss) $11,528 $9,901 $(237,336)
Net Income (Loss) Per Share $ .15 $ .12 $ (13.00)

Net Income (Loss)
(in thousands)
1Q12 4Q11 1Q11
Net Income (Loss) $11,528 $9,901 $(237,336)
Preferred Stock Dividends (3,030) (3,025) (2,778)
Net Income (Loss) Avail to Common Shareholders $ 8,498 $ 6,876 $ (240,114)
Net Income (Loss) Per Share $.15 $.12 $(13.00)
Tangible Book Value $6.54 $6.47 $1.69
Shares Outstanding (millions) 57.6 57.6 20.9

Capital Ratios
Well- Capitalized Minimum Guideline MAR ‘12 DEC ‘11 MAR ‘11
Bank
Tier 1 RBC 6% 10% 13.7% 13.6% 12.7%
Total RBC 10 11 15.0 14.9 14.5
Leverage 5 8 9.0 8.8 8.1
Holding Company
Tier 1 RBC 6 10 13.7 13.7 7.4
Total RBC 10 11 15.4 15.4 14.9
Leverage 5 8 8.9 8.8 4.8
Tier I Common RBC 4.5 7 8.3 8.2 .4
Tangible Equity to Assets 8.1 8.2 6.0

34

Experienced Proven Leadership
Joined UCBI Years in Banking
Jimmy Tallent President & CEO 1984 38
Rex Schuette Chief Financial Officer 2001 35
David Shearrow Chief Risk Officer 2007 31
Craig Metz Marketing & Retail Banking 2002 20
Regional Presidents:
Bill Gilbert North & Coastal Georgia 2000 36
Tim Schools North Carolina & Tennessee 2011 12
Glenn White Atlanta 2007 38

Business and Operating Model
“Community bank service, large bank resources”
Twenty-seven “community banks”
Local CEOs with deep roots in their communities
Resources of $7.2 billion bank
Service is point of differentiation
#1 in Customer Satisfaction according to Customer Service Profiles
J.D. Power Customer Service Champion
Recognized 40 companies in the U.S.
Only bank to be recognized
Golden rule of banking
“The Bank That SERVICE Built”
Ongoing customer surveys
95% satisfaction rate
Strategic footprint with substantial banking opportunities
Operates in a number of the more demographically attractive markets in the U.S.
Disciplined growth strategy
Organic supported by de novos and selective acquisitions

Robust Demographics (fast growing markets)
Population Growth (%)
Markets1 Population (in thousands) Actual 2000 - 2010 Projected 2010 - 2015
North Georgia 394 23% 7%
Atlanta MSA 5,611 32 10
Gainesville MSA 191 37 13
Coastal Georgia 373 11 5
Western North Carolina 429 12 4
East Tennessee 860 14 6
Total Markets
Georgia 10,014 22 7
North Carolina 9,552 19 8
Tennessee 6,366 12 5
United States 311,213 11 4
¹ Population data is for 2010 and includes those markets where United takes deposits. Source: SNL

Market Share Opportunities
(excellent growth prospects)
Market Deposits (in billions) (1) United Deposits (2) Banks Offices Deposit Share(1) Rank(1)
North Georgia $6.8 $2.0 11 23 33% 1
Atlanta MSA 45.7 2.1 10 38 4 7
Gainesville MSA 2.5 .3 1 5 14 3
Coastal Georgia 7.0 .4 2 8 6 7
Western North Carolina 7.3 .9 1 21 13 3
East Tennessee 15.9 .3 2 11 2 10
Total Markets $85.2 $6.0 27 106
¹ FDIC deposit market share and rank as of 6/11 for markets where United takes deposits. Source: SNL and FDIC.
2 Based on current quarter.

Leading Demographics
Rank Ticker Company(1) State Total Assets ($B) 2010 - 2015 Population Growth(2)
1 CFR Cullen/Frost Bankers, Inc. TX 20.3 8.38
2 IBOC International Bancshares Corporation TX 11.7 6.99
3 HBHC Hancock Holding Company MS 19.8 6.38
4 PB Prosperity Bancshares, Inc. TX 9.8 6.21
5 FCNCA First Citizens BancShares, Inc. NC 20.9 6.02
6 GBCI Glacier Bancorp, Inc. MT 7.2 5.63
7 FIBK First Interstate BancSystem, Inc. MT 7.3 5.43
8 TCBI Texas Capital Bancshares, Inc. TX 8.1 5.37
9 FCBN First Citizens Bancorporation, Inc. SC 8.2 4.87
10 UCBI United Community Banks, Inc. GA 7.2 4.85
11 BOKF BOK Financial Corporation OK 25.5 4.77
12 WAL Western Alliance Bancorporation AZ 6.8 4.56
13 IBKC IBERIABANK Corporation LA 11.8 4.42
14 STSA Sterling Financial Corporation WA 9.2 4.18
15 UMPQ Umpqua Holdings Corporation OR 11.6 3.98
NOTE: Financial information as of December 31, 2011
(1) Includes publicly traded companies with assets between $5.0 - $50.0 billion as of December 31, 2011
(2) Population growth weighted by county (cumulative)
Data Source: SNL Financial

Proactively Addressing Credit Environment
Structure
Centralized underwriting and approval process
Segregated work-out teams
Highly skilled ORE disposition group
Seasoned regional credit professionals
Process
Continuous external loan review
Intensive executive management involvement:
Weekly past due meetings
Weekly NPA/ORE meetings
Quarterly criticized watch loan review meetings
Quarterly pass commercial and CRE portfolio review meetings
Internal loan review of new credit relationships
Policy
Ongoing enhancements to credit policy
Periodic updates to portfolio limits

41 Lending – Credit Summary (in millions) Legal lending limit $158 House lending limit 20 Project lending limit 12 Top 25 relationships 414 Regional credit review – Standard underwriting

Performing Classified Loans
(in millions)
LOANS BY CATEGORY 1Q12 4Q11 3Q11 2Q11 1Q11
Commercial (Sec. by RE):
Owner Occupied $78 $79 $69 $72 $75
Income Producing 56 64 65 46 45
Total Comm (Sec. by RE) 134 143 134 118 120
Commercial & Industrial 17 16 25 17 16
Commercial Construction 23 18 26 31 35
Total Commercial 174 177 185 166 171
Residential Mortgage 76 76 77 70 69
Residential Construction 64 72 76 74 81
Consumer / Installment 3 3 3 3 2
Total Classified Loans $317 $328 $341 $313 $323

Business Mix Loans (at quarter-end)
(in millions)
LOANS BY CATEGORY 1Q12 4Q11 3Q11 2Q11 1Q11 1Q12 vs 1Q11
Commercial (Sec. by RE):
Owner Occupied $ 1,137 $1,111 $1,037 $1,014 $994 $143
Income Producing 706 711 734 728 698 8
Total Comm (Sec. by RE) 1,843 1,822 1,771 1,742 1,692 151
Commercial & Industrial 440 428 429 428 431 9
Commercial Construction 167 164 169 195 213 (46)
Total Commercial 2,450 2,414 2,369 2,365 2,336 114
Residential Mortgage 1,131 1,135 1,150 1,177 1,187 (56)
Residential Construction 436 448 474 502 550 (114)
Consumer / Installment 111 113 117 119 121 (10)
Total Loans $4,128 $4,110 $4,110 $4,163 $4,194 $(66)

Loans – Markets Served (at quarter-end)
(in millions)
LOANS BY MARKET 1Q12 4Q11 3Q11 2Q11 1Q11 1Q12 vs.1Q11
North Georgia $1,408 $1,426 $1,478 $1,500 $1,531 $(123)
Atlanta MSA 1,239 1,220 1,192 1,188 1,179 60
North Carolina 588 597 607 626 640 (52)
Coastal Georgia 366 346 316 325 312 54
East Tennessee 265 256 245 249 250 15
Gainesville MSA 262 265 272 275 282 (20)
Total Loans $4,128 $4,110 $4,110 $4,163 $4,194 $(66)

Residential Construction – North Georgia
(in millions)
1Q12 4Q11 3Q11 2Q11 1Q11 1Q12 vs.1Q11
Land Loans
Developing Land $44 $44 $51 $58 $62 $(18)
Raw Land 26 26 25 25 27 (1)
Lot Loans 112 118 124 129 131 (19)
Total 182 188 200 212 220 (38)
Construction Loans
Spec 12 12 15 18 25 (13)
Sold 11 14 14 19 21 (10)
Total 23 26 29 37 46 (23)
Total Res Construction $205 $214 $229 $249 $266 $(61)

Residential Construction – Atlanta MSA
(in millions)
1Q12 4Q11 3Q11 2Q11 1Q11 1Q12 vs. 1Q11
Land Loans
Developing Land $17 $17 $19 $20 $22 $(5)
Raw Land 13 14 15 16 19 (6)
Lot Loans 22 22 22 22 24 (2)
Total 52 53 56 58 65 (13)
Construction Loans
Spec 27 27 28 30 34 (7)
Sold 7 6 8 9 11 (4)
Total 34 33 36 39 45 (11)
Total Res Construction $86 $86 $92 $97 $110 $(24)

Business Mix Loans (at year-end)
(in millions)
2011 2010 2009 2008 2007
LOANS BY CATEGORY
Commercial (Sec. by RE) $1,822 $1,761 $1,779 $1,627 $1,476
Commercial & Industrial 428 441 390 410 418
Commercial Construction 164 297 363 500 527
Total Commercial 2,414 2,499 2,532 2,537 2,421
Residential Mortgage 1,135 1,279 1,427 1,526 1,502
Residential Construction 448 695 1,050 1,479 1,829
Consumer / Installment 113 131 142 163 177
Total Loans $4,110 $4,604 $5,151 $5,705 $5,929

Loans – Markets Served (at year-end)
(in millions)
LOANS BY MARKET 2011 2010 2009 2008 2007
North Georgia $1,426 $1,689 $1,884 $2,040 $2,060
Atlanta MSA 1,220 1,310 1,435 1,706 2,002
North Carolina 597 702 772 810 806
Coastal Georgia 346 335 405 464 416
Gainesville MSA 265 312 390 420 399
East Tennessee 256 256 265 265 246
Total Loans $4,110 $4,604 $5,151 $5,705 $5,929

NPAs by Loan Category, Market, and Activity

49

Credit Quality [(1)]

(in thousands)	First Quarter 2012 Non-performing Loans	First Quarter 2012 Foreclosed Properties	First Quarter 2012 Total NPAs	Fourth Quarter 2011 Non-performing Loans	Fourth Quarter 2011 Foreclosed Properties	Fourth Quarter 2011 Total NPAs	Third Quarter 2011 Non-performing Loans	Third Quarter 2011 Foreclosed Properties	Third Quarter 2011 Total NPAs
NPAs BY CATEGORY									
Commercial (sec. by RE)	$ 26,081	$ 10,808	$ 36,889	$ 27,322	$ 9,745	$ 37,067	$ 21,998	$ 8,880	$ 30,878
Commercial & industrial	36,314	-	36,314	34,613	-	34,613	53,009	-	53,009
Commercial construction	23,319	3,266	26,585	16,655	3,336	19,991	11,370	5,862	17,232
Total commercial	85,714	14,074	99,788	78,590	13,081	91,671	86,377	14,742	101,119
Residential mortgage	18,741	5,882	24,623	22,358	6,927	29,285	22,671	7,960	30,631
Residential construction	24,341	11,931	36,272	25,523	12,851	38,374	34,472	21,561	56,033
Consumer installment	908	-	908	1,008	-	1,008	964	-	964
Total NPAs	$ 129,704	$ 31,887	$ 161,591	$ 127,479	$ 32,859	$ 160,338	$ 144,484	$ 44,263	$ 188,747
Balance as a % of Unpaid Principal	70.6%	36.1%	59.4%	71.3%	35.9%	59.3%	77.8%	33.4%	59.3%
NPAs BY MARKET									
North Georgia	$ 81,117	$ 14,559	$ 95,676	$ 88,600	$ 15,136	$ 103,736	$ 105,078	$ 17,467	$ 122,545
Atlanta MSA	22,321	7,647	29,968	14,480	6,169	20,649	13,350	12,971	26,321
North Carolina	15,765	4,650	20,415	15,100	5,365	20,465	13,243	7,941	21,184
Coastal Georgia	5,622	1,268	6,890	5,248	1,620	6,868	5,600	2,354	7,954
Gainesville MSA	2,210	3,387	5,597	2,069	3,760	5,829	5,311	2,495	7,806
East Tennessee	2,669	376	3,045	1,982	809	2,791	1,902	1,035	2,937
Total NPAs	$ 129,704	$ 31,887	$ 161,591	$ 127,479	$ 32,859	$ 160,338	$ 144,484	$ 44,263	$ 188,747
NPA ACTIVITY									
Beginning Balance	$ 127,479	$ 32,859	$ 160,338	$ 144,484	$ 44,263	$ 188,747	$ 71,065	$ 47,584	$ 118,649
Loans placed on non-accrual	32,437	-	32,437	45,675	-	45,675	103,365	-	103,365
Payments received	(5,945)	-	(5,945)	(1,884)	-	(1,884)	(3,995)	-	(3,995)
Loan charge-offs	(14,733)	-	(14,733)	(44,757)	-	(44,757)	(15,335)	-	(15,335)
Foreclosures	(9,534)	9,534	-	(16,039)	16,039	-	(10,616)	10,616	-
Capitalized costs	-	329	329	-	141	141	-	818	818
Note / property sales	-	(8,631)	(8,631)	-	(20,651)	(20,651)	-	(13,787)	(13,787)
Write downs	-	(2,111)	(2,111)	-	(3,893)	(3,893)	-	(1,772)	(1,772)
Net gains (losses) on sales	-	(93)	(93)	-	(3,040)	(3,040)	-	804	804
Ending Balance	$ 129,704	$ 31,887	$ 161,591	$ 127,479	$ 32,859	$ 160,338	$ 144,484	$ 44,263	$ 188,747

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

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Net Charge-offs by Category and Market
Credit Quality (1)
First Quarter 2012 Fourth Quarter 2011 Third Quarter 2011
(in thousands) Net Charge-Offs Net Charge- Offs to Average Loans (2) Net Charge-Offs Net Charge- Offs to Average Loans (2) Net Charge-Offs Net Charge- Offs to Average Loans (2)NET CHARGE-OFFS BY CATEGORY
Commercial (sec.by RE) $3,697 .81% $4,962 1.09% $2,192 .50%
Commercial & industrial 669 .62 18,940 17.47 420 .39
Commercial construction 334 .81 3,318 7.88 1,625 3.54
Total commercial 4,700 .78 27,220 4.51 4,237 .71
Residential mortgage 5,375 1.91 5,887 2.04 6,110 2.09
Residential construction 5,314 4.84 12,090 10.36 6,381 5.19
Consumer installment 478 1.72 427 1.47 818 2.75
Total $15,867 1.55 $45,624 4.39 $17,546 1.68
NET CHARGE-OFFS BY MARKET
North Georgia $9,022 2.56% $34,970 9.46% $8,124 2.16%
Atlanta MSA 2,729 .89 4,195 1.37 2,813 .94
North Carolina 1,679 1.14 3,180 2.10 3,608 2.31
Coastal Georgia 1,329 1.53 335 .41 709 .88
Gainesville MSA 883 1.35 2,572 3.84 1,804 2.64
East Tennessee 225 .34 372 .59 488 .78
Total $15,867 1.55 $45,624 4.39 $17,546 1.68
(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.
(2) Annualized.

Net Charge-offs by Category and Market Asset Disposition Plan *as of March 31, 2011*

51

Credit Quality - Net Charge-Offs First Quarter 2011 (1)

	Asset Disposition Plan: Bulk Loan Sale (2): Performing Loans	Asset Disposition Plan: Bulk Loan Sale (2): Nonperforming Loans	Asset Disposition Plan: Other Bulk Loan Sales (3)	Asset Disposition Plan: Foreclosure Charge-Offs (4)	Other Net Charge-Offs	First Quarter 2011 Net Charge-Offs
(in thousands)						
NET CHARGE-OFFS BY CATEGORY						
Commercial (sec. by RE)	$ 29,451	$ 11,091	$ 3,318	$ 1,905	$ 2,842	$ 48,607
Commercial construction	32,530	15,328	292	419	1,146	49,715
Commercial & industrial	365	2,303	859	-	513	4,040
Total commercial	62,346	28,722	4,469	2,324	4,501	102,362
Residential construction	43,018	23,459	3,325	11,693	10,643	92,138
Residential mortgage	13,917	14,263	1,676	1,538	4,989	36,383
Consumer / installment	86	168	30	24	383	691
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574
NET CHARGE-OFFS BY MARKET						
Atlanta MSA	$ 37,186	$ 8,545	$ 1,428	$ 6,034	$ 3,296	$ 56,489
Gainesville MSA	3,563	2,442	957	700	954	8,616
North Georgia	57,969	47,699	2,508	6,585	8,544	123,305
Western North Carolina	11,138	4,743	2,415	1,402	6,749	26,447
Coastal Georgia	6,835	2,180	2,013	634	341	12,003
East Tennessee	2,676	1,003	179	224	632	4,714
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2) Charge-offs totaling $186 million were recognized on the bulk loan sale in the first quarter of 2011. The loans were transferred to the loans held for sale category in anticipation of the second quarter bulk loan sale that was completed on April 18, 2011.

(3) Losses on smaller bulk sale transactions completed during the first quarter of 2011.

(4) Loan charge-offs recognized in the first quarter of 2011 related to loans transferred to foreclosed properties. Such charge-offs were elevated in the first quarter as a result of the asset disposition plan, which called for aggressive write downs to expedite sales in the second and third quarters of 2011.

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Credit Quality – Bulk Loan Sale Summary

as of March 31, 2011

52

Credit Quality - Bulk Loan Sale Summary [1]

(in thousands)	Performing Loans			Nonperforming Loans			Total Loans		
	Carrying Amount [2]	Charge-Offs [3]	Loans Held for Sale [4]	Carrying Amount [2]	Charge-Offs [3]	Loans Held for Sale [4]	Carrying Amount [2]	Charge-Offs [3]	Loans Held for Sale [4]
BY CATEGORY									
Commercial (sec. by RE)	$ 40,902	$ 29,451	$ 11,451	$ 17,202	$ 11,090	$ 6,112	$ 58,104	$ 40,541	$ 17,563
Commercial construction	45,490	32,530	12,960	22,440	15,328	7,112	67,930	47,858	20,072
Commercial & industrial	504	365	139	3,397	2,302	1,095	3,901	2,667	1,234
Total commercial	86,896	62,346	24,550	43,039	28,720	14,319	129,935	91,066	38,869
Residential construction	59,747	43,018	16,729	35,508	23,459	12,049	95,255	66,477	28,778
Residential mortgage	19,342	13,917	5,425	21,716	14,262	7,454	41,058	28,179	12,879
Consumer / installment	120	86	34	238	169	69	358	255	103
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629
BY MARKET									
Atlanta MSA	$ 51,647	$ 37,186	$ 14,461	$ 13,755	$ 8,545	$ 5,210	$ 65,402	$ 45,731	$ 19,671
Gainesville MSA	4,949	3,563	1,386	3,695	2,442	1,253	8,644	6,005	2,639
North Georgia	80,831	57,969	22,862	70,900	47,698	23,202	151,731	105,667	46,064
Western North Carolina	15,468	11,138	4,330	7,228	4,743	2,485	22,696	15,881	6,815
Coastal Georgia	9,493	6,835	2,658	3,527	2,179	1,348	13,020	9,014	4,006
East Tennessee	3,717	2,676	1,041	1,396	1,003	393	5,113	3,679	1,434
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629

[1] This schedule presents a summary of classified loans included in the bulk loan sale transaction that closed on April 18, 2011.

[2] This column represents the book value, or carrying amount, of the loans prior to charge offs to mark loans to expected proceeds from sale.

[3] This column represents the charge-offs required to adjust the loan balances to the expected proceeds from the sale based on indicative bids received from prospective buyers, including principal payments received or committed advances made after the cutoff date through March 31, 2011 that are part of the settlement.

[4] This column represents the expected proceeds from the bulk sale based on indicative bids received from prospective buyers and equals the balance shown on the consolidated balance sheet as loans held for sale.

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Loans / Deposits – Liquidity
(in millions)
Variance
1Q12 4Q11 1Q11 vs 4Q11 vs 1Q11
Loans $4,128 $4,110 $4,194 $18 $(66)
Core (DDA, MMDA, Savings) $3,053 $2,902 $2,725 $151 $328
Public Funds 820 884 672 (64) 148
CD’s 1,960 2,133 2,516 (173) (556)
Total Deposits (excl Brokered) $5,833 $5,919 $5,913 $(86) $(80)
Loan to Deposit Ratio 71% 69% 71%
Investment Securities:
Available for Sale $1,359 $1,217 $1,187 $142 $172
Held to Maturity 304 330 245 (26) 59
Total Investment Securities 1,663 1,547 1,432 116 231
Floating Rate CMD, Bonds 540 573 451 (33) 89
Total Securities Portfolio 2,203 2,120 1,883 83 320
Percent of Assets (Excludes Floating) 23% 22% 19%
Commercial Paper & Reverse Repo $235 $185 $470 $50 $(235)
Floating Rate Securities 540 573 451 (33) 89
Excess Reserves 103 103 530 - (427)
Total Excess Liquidity $878 $861 $1,451 $17 $(573)

Wholesale Borrowings - Liquidity
(in millions)
Variance
Unused Capacity 1Q12 4Q11 1Q11 vs 4Q11 vs 1Q11
Wholesale Borrowings
Brokered Deposits $1,625 (1) $168 $179 $685 $(11) $(517)
FHLB 715 215 41 55 174 160
Fed Funds 50 - - - - -
Other Wholesale 468 102 103 102 (1) -
Total $2,858 $485 $323 $842 $162 $(357)
Long-Term Debt
Sub-Debt $65 $65 $95 $- $(30)
Trust Preferred Securities 55 55 55 - -
Total Long-Term Debt $120 $120 $150 $- $(30)
(1) Estimated Brokered Deposit Capacity at 25% of Assets

Business Mix – Deposits (at quarter-end)
(in millions)
DEPOSITS BY CATEGORY 1Q12 4Q11 3Q11 2Q11 1Q11 1Q12 vs. 1Q11
Demand & Now $1,722 $1,674 $1,686 $1,620 $1,576 $146
MMDA & Savings 1,331 1,228 1,220 1,174 1,149 182
Core Transaction Deposits 3,053 2,902 2,906 2,794 2,725 328
Time < $100,000 1,201 1,326 1,387 1,503 1,570 (369)
Public Deposits 782 844 597 605 628 154
Total Core Deposits 5,036 5,072 4,890 4,902 4,923 113
Time > $100,000 759 807 867 936 946 (187)
Public Deposits 38 40 38 44 44 (6)
Total Customer Deposits 5,833 5,919 5,795 5,882 5,913 (80)
Brokered Deposits 168 179 210 301 685 (517)
Total Deposits $6,001 $6,098 $6,005 $6,183 $6,598 $(597)

Core Transaction Deposits
Geographic Diversity
1Q 11 1Q 12
$ in millions
Eastern Tennessee Gainesville MSA Coastal Georgia North Carolina
North Georgia
Atlanta MSA
Core Transactions / Total Deposits (%)
1Q12 1Q11
Atlanta MSA 55.0% 49.8%
North Georgia 46.2 40.7
North Carolina 55.5 48.3
Gainesville MSA 58.4 50.7
Coastal GA 51.4 42.6
East TN 55.6 46.5
Total 52.3% 46.1%

Non-GAAP Reconciliation Tables

57

(in thousands except EPS)

	Operating Earnings to GAAP Earnings Reconciliation		
	1Q12	4Q11	1Q11
Core net interest revenue reconciliation			
Core net interest revenue	$ 58,864	$ 59,050	$ 58,406
Interest reversed on performing lonas included in Bulk Loan Sale	$ -	$ -	$ (2,014)
Taxable equivalent adjustment	(446)	(423)	(435)
Net interest revenue (GAAP)	**$ 58,418**	**$ 58,627**	**$ 55,957**
Provision for loan losses reconciliation			
Core provision for loan losses	15,000	14,000	10,000
Provision for loan losses associated with Bulk Loan Sale	-	-	180,000
Provision for loan losses (GAAP)	**$ 15,000**	**$ 14,000**	**$ 190,000**
Core fee revenue reconciliation			
Core fee revenue	$ 13,091	$ 11,442	$ 10,352
Securities gains, net	557	4	55
Loss on prepayment of borrowings	(482)	-	-
Gains from sales of low income housing tax credits	728	728	-
Hedge ineffectiveness gains	115	313	1,303
Interest on Federal tax refund	1,100	-	-
Mark to market on deferred compensation plan assets	270	180	128
Fee revenue (GAAP)	**$ 15,379**	**$ 12,667**	**$ 11,838**
Core operating expense reconciliation			
Core operating expense	$ 42,670	$ 43,843	$ 46,644
Foreclosed property expense	3,825	9,302	64,899
Severance	190	-	-
Mark to market on deferred compensation plan liability	270	180	128
Professional fees incurred in connection with Bulk Loan Sale	-	-	1,000
Property taxes paid on collateral for loans in Bulk Loan Sale	-	-	2,600
Reclassification of pension plan acturial gains and losses and unamortized prior service costs to other comprehensive income	-	(2,245)	-
Operating expense (GAAP)	**$ 46,955**	**$ 51,080**	**$ 115,271**

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Non-GAAP Reconciliation Tables
Operating Earnings to GAAP Earnings Reconciliation
1Q12 4Q11 1Q11
Net interest margin - pre credit reconciliation
Net interest margin - pre credit 3.76% 3.77% 3.84%
Effect of interest reversals, lost interest, and carry costs of NPAs (.23) (.26) (.43)
Net interest margin 3.53 3.51 3.41
Tangible common equity and tangible equity to tangible assets reconciliation
Tangible common equity to tangible assets 5.33% 5.38% 2.70%
Effect of preferred equity 2.75 2.78 3.31
Tangible equity to tangible assets 8.08 8.16 6.01
Effect of goodwill and other intangibles .11 .12 .14
Equity to assets (GAAP) 8.19% 8.28% 6.15%
Tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets 8.21% 8.25% .75%
Effect of preferred equity 4.23 4.29 5.87
Tangible equity to risk weighted assets 12.44 12.54 6.62
Effect of other comprehensive income .10 (.03) (.32)
Effect of trust preferred 1.15 1.18 1.13
Tier I capital ratio (Regulatory) 13.69% 13.69% 7.43%

Analyst Coverage
FIG Partners
(Market Perform - Mar 22, 2012)
Guggenheim Securities, LLC
(Neutral - Jan 27, 2012)
Keefe, Bruyette & Woods
(Market Perform - Jan 26, 2012)
Macquarie Capital (USA)
(Neutral - Jan 25, 2012)
Raymond James & Assoc.
(Market Perform - Jan 27, 2012)
Sandler O’Neill & Partners
(Hold, Apr 4, 2012)
Stephens, Inc.
(Equal Weight - Jan 27, 2012)
SunTrust Robinson Humphrey
(Neutral - Jan 26, 2012)

60 United Community Banks, Inc. Investor Presentation First Quarter 2012 Copyright 2012 United Community Banks, Inc. All rights reserved.